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                                                                    EXHIBIT 10.1

February 18, 2002

Intellect Capital Group, LLC
11111 Santa Monica Blvd.
Suite 650
Los Angeles, CA 90025

Gentlemen:

Reference is made to that certain Promissory Note and Loan and Security Agreement, dated as of July 16, 2001 by and between BRIGHTCUBE, INC., a Nevada corporation (the "Borrower") and INTELLECT CAPITAL GROUP, LLC, a Delaware limited liability company (the "Lender") (such agreement, as amended, modified, supplemented and restated from time to time, the "Loan Agreement"; capitalized terms used herein without definition shall have the meanings ascribed to them in the Loan Agreement).

Lender acknowledges and is aware that the Company is currently negotiating a bridge loan through its Placement Agent, vFinance Investment, Inc., the "Bridge". The form of this Bridge are Notes bearing interest at a rate of 12% per annum, with principal and interest due nine months from the date of issuance. The purchasers will also receive one warrant to purchase a share of Common Stock (a "Warrant") for every dollar invested. Additionally, if all of the principal and accrued interest in the Notes are not repaid within 270 days after the last close then the Company will issue warrants to purchase 2,500,000 shares of Common Stock for every 30 days past due, or a warrant to purchase 83,333 shares for every day past due in the case of a partial month, up to a total of 10,000,000 warrants (the "Penalty Warrants"). These warrants will have an exercise price of $.06 per share. Any such Penalty Warrants will be issued pro-rata to the total Units subscribed and then including any unpaid Notes. For example, if 300 days from the date of the last close, only 50% of the Notes had been repaid, the Company would issue warrants covering 1,250,000 shares of common stock to the Note holders. These warrants would be allocated evenly among the Note holders.

As a material inducement to the Lender to enter into this letter, (i) the Borrower hereby agrees to issue to the Lender a warrant to purchase five hundred thousand (500,000) shares of the Borrower's common stock at an exercise price of $.09 per share on the terms and conditions set forth in the Warrant Agreement to Purchase Common Stock of BrightCube, Inc. attached hereto as Exhibit A; (ii) the Borrower agrees to lower the exercise price of the previously issued warrants covering 1,875,000 shares of common stock from $.30 to $.09; (iii) the Borrower agrees to pay the Promissory Note according to the terms thereof, as modified by this letter, and agrees to perform all of the acts required under the terms of Loan Documents; (iv) the Borrower agrees to allow Lender to participate in the Penalty Warrants under the same terms as the other participants in the Bridge if not repaid in full within nine months after the last close of the Bridge (Lender will participate pro rata with any

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outstanding holders of the Bridge/1/) and (v) amend the interest rate described in the Promissory Note from 8.0% to 12% per annum.

In consideration of the Borrower's undertakings set forth above, the Lender acknowledges and confirms: (i) in the event of repayment of less than the entire amount then outstanding, Lender shall receive $1 for every $2 paid to the note holders under the Bridge, (ii) that Lender shall not transfer the Promissory Note until the Bridge is repaid in full and (iii) that Lender shall not exercise Lender's ability under the Loan and Security Agreement and Promissory
Note, both dated July 16, 2001, for demand payment rights, as described in
Section 9.1 until the sooner of nine (9) months from the date of the last closing of the Bridge or November 30, 2002, whichever is sooner. In the event that the Borrower files for or declares any form of bankruptcy, the Forbearance immediately will cease to apply.

Please confirm your acceptance of and agreement with the forgoing by executing a copy of this letter in the space provided below and returning it to us.

BORROWER:                                BRIGHTCUBE, INC.
                                         A Nevada corporation


                                         By: /s/ Eric Howard
                                            ------------------------------------

                                         Name:   Eric Howard
                                              ----------------------------------

                                         Title:  Chief Financial Officer
                                               ---------------------------------


LENDER:                                  INTELLECT CAPITAL GROUP, LLC
                                         A Delaware limited liability company


                                         By: /s/ Terren S. Peizer
                                            ------------------------------------

                                         Name:   Terren S. Peizer
                                              ----------------------------------

                                         Title:  Chairman & CEO
                                               ---------------------------------

--------------------------
/1/ For example, if note holders from the Bridge plus Lender are past due 30 days, warrants covering 2,500,000 shares of common stock will be issued pro rata among the amount then still outstanding. If notes totaling $500,000 from the Bridge plus $500,000 from Lender were then outstanding the warrants covering 2,500,000 shares would be split evenly between the note holders from the Bridge and the Lender.

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                                                                       EXHIBIT A
                                WARRANT AGREEMENT
                           TO PURCHASE COMMON STOCK OF
                                BRIGHTCUBE, INC.

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR THE SECURITIES LAWS OF ANY STATE AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH LAWS. THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND SUCH LAWS PURSUANT TO REGISTRATION OR AN EXEMPTION THEREFROM.

     This Warrant Agreement (the "Agreement") is by and between BRIGHTCUBE,
                                  ---------
INC., a Nevada corporation ("BrightCube") and INTELLECT CAPITAL GROUP, LLC
                             ----------
("Holder"). This Warrant Agreement is being issued in connection with an
  ------
Amendment dated February 18, 2002 to the Promissory Note and Loan and Security Agreements, originally dated July 16, 2001 by and between BrightCube and Holder and under the terms set forth therein (together referred to herein as the "Prior Agreements"). For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

     1. Issuance of Warrants. BrightCube, subject to the terms and conditions
        --------------------
hereinafter set forth, hereby issues to Holder warrants (the "Warrants") to
                                                              --------
purchase five hundred thousand (500,000) shares of BrightCube common stock (the "Shares"). The exercise price of the Shares shall be $0.09 per share (the
--------
"Exercise Price") subject to adjustment in accordance with Section 6 of this
 --------------
Agreement.

     2. Term. The Warrants may be exercised at any time after the Effective Date
        ----
set forth on the signature page hereof and before the expiration of sixty (60) months from the Effective Date.

     3. Method of Exercise; Payment.
        ---------------------------

        3.1 Cash Exercise. Holder shall exercise the Warrants granted hereunder,
            -------------
in whole or in part, by delivering to BrightCube at the office of BrightCube, or at such other address as BrightCube may designate by notice in writing to the holder hereof, the Notice of Exercise attached hereto as Exhibit A and
                                                         ---------
incorporated herein by reference and a certified check or wire transfer in lawful money of the United States for the Exercise Price for the entire amount of the number of Warrants being exercised.

        3.2 Intentionally Omitted
            ---------------------

        3.3 As promptly as practicable on or after such date and in no case more than five (5) business days, BrightCube shall cause to be issued and delivered to Holder a certificate or certificates for the number of full Shares issuable upon such exercise. Notwithstanding the foregoing or any other provision of this Warrant, this Warrant shall not be exercised for less than 1,000 Shares at any time unless at such time less than 1,000 such Shares are subject to such exercise.

        3.4 Issuance of certificates for the Shares upon the exercise of this Warrant shall be made without charge to the registered holder hereof for any issue or transfer tax or other incidental expense with respect to the issuance of such certificates, all of which taxes and expenses shall be paid by BrightCube, and such certificates shall be issued in the name of the registered holder of this Warrant or in such name or names as may be directed by the registered holder of this Warrant; provided, however, that in the event certificates for the Shares are to be issued in a name other than the name of the registered holder of this Warrant, this Warrant, when surrendered for exercise, shall be accompanied by the Notice of Exercise attached hereto duly executed by the holder hereof.

                                       1

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        3.5 Upon delivery of all of the items set forth in Section 3.1 above,
Holder shall be entitled to receive a certificate or certificates representing the Shares. Such Shares shall be validly issued, fully paid and non-assessable.

        3.6 Warrants shall be deemed to have been exercised immediately prior to the close of business on the day of such delivery, and Holder shall be deemed the holder of record of the Shares issuable upon such exercise at such time.

        3.7 Upon any partial exercise of the Warrants, at the request of BrightCube, this Agreement shall be surrendered and a new Agreement evidencing the right to purchase the number of Shares not purchased upon such exercise shall be issued to Holder.

        3.8 No fractional Shares are to be issued upon the exercise of this warrant, but rather the number of Shares issued upon exercise of this Warrant shall be rounded up or down to the nearest whole number.

     4. Representations and Warranties of BrightCube. BrightCube hereby
        --------------------------------------------
covenants and agrees as follows:


        4.1 This Warrant is, and any Warrants issued in substitution for or in replacement of this Warrant will upon issuance be, duly authorized and validly issued.

        4.2 All Shares which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued, fully paid and non-assessable and free from all taxes, liens and charges with respect to the issue thereof.

     5. Intentionally Omitted
        ---------------------

     6. Anti-dilution Adjustments. The Warrants granted hereunder and the
        -------------------------
Exercise Price thereof shall be subject to adjustment from time to time upon the happening of certain events as set forth below.

        6.1 Stock Splits and Dividends. If outstanding shares of BrightCube
            --------------------------
Common Stock shall be subdivided into a greater number of shares or a dividend in Common Stock shall be paid in respect of Common Stock, the Exercise Price in effect immediately prior to such subdivision or at the record date of such dividend shall simultaneously with the effectiveness of such subdivision or immediately after the record date of such dividend be proportionately reduced. If outstanding shares of Common Stock shall be combined into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall, simultaneously with the effectiveness of such combination, be proportionately increased. When any adjustment is required to be made in the Exercise Price, the number of Shares purchasable upon the exercise of the Warrants shall be changed to the number determined by dividing (a) an amount equal to the number of Shares issuable upon the exercise of the Warrants immediately prior to such adjustment, multiplied by the Exercise Price in effect immediately prior to such adjustment, by (b) the Exercise Price in effect immediately after such adjustment.

        6.2 Reclassification, Etc. Subject to Section 11, in case there occurs
            ---------------------
any reclassification or change of the outstanding securities of BrightCube or any reorganization of BrightCube (or any other corporation the stock or securities of which are at the time receivable upon the exercise of the Warrants) or any similar corporate reorganization on or after the date hereof, then and in each such case Holder, upon the exercise hereof at any time after the consummation of such reclassification, change, or reorganization shall be entitled to receive, in lieu of the stock or other securities and property receivable upon the exercise hereof prior to such consummation, the stock or other securities or property to which Holder would have been entitled upon such consummation if Holder had exercised the Warrants immediately prior thereto, all subject to further adjustment pursuant to the provisions of this Section.

                                       2

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         6.3  Adjustment Certificate. When any adjustment is required to be made
              ----------------------
in the Shares or the Exercise Price pursuant to this Section, BrightCube shall promptly mail to Holder a certificate setting forth (a) a brief statement of the facts requiring such adjustment, (b) the Exercise Price after such adjustment and (c) the kind and amount of stock or other securities or property into which the Warrants shall be exercisable after such adjustment.

     7.  Notices. BrightCube will give written notice to the holder of this
         -------
Warrant at least twenty (20) days prior to the date on which any reorganization, consolidation, merger, sale, dissolution, liquidation or other similar transaction will take place.

     8.  Lost, Stolen, Mutilated or Destroyed Warrant. If this Warrant is lost,
         --------------------------------------------
stolen, mutilated or destroyed, BrightCube shall, on receipt of indemnification undertaking and upon a notarized affidavit stating the cause for a new issuance, issue a new Warrant of like denomination and tenor as the Warrant so lost, stolen, mutilated or destroyed.

     9.  Reservation of Shares. BrightCube shall at all times keep reserved a
         ---------------------
sufficient number of authorized shares of Common Stock to provide for the exercise of the Warrants in full.

     10. Transferability. The Warrants issued hereunder and any and all Shares
         ---------------
issued upon exercise of the Warrants shall be transferable on the books of BrightCube by the holder hereof in person or by duly authorized attorney subject to any restrictions imposed by applicable federal or state securities laws. It shall be a further condition to any transfer of the Warrants that the transferor (if any portion of the Warrants are retained) and the transferee shall receive and accept new Warrants, of like tenor and date, executed by BrightCube, for the portion so transferred and for any portion retained, and shall surrender this Agreement executed.

     11. Mandatory Conversion. Upon any recapitalization, reorganization,
         --------------------
consolidation, merger, sale of the Company's assets, sale of substantially all of the Company's assets or other similar transaction which is effected in such a way that the holders of Shares are entitled to receive stock, securities or assets, all Warrants than outstanding shall automatically be converted into Common Stock.

     12. Voting. Nothing contained in this Agreement shall be construed as
         ------
conferring upon Holder the right to vote or to receive dividends or to consent or receive notice as a shareholder in respect to any meeting of shareholders for the election of directors of BrightCube or for any other purpose not specified herein.

     13. Miscellaneous.
         -------------

         13.1 Amendment. This Agreement may be amended by written agreement
              ---------
between BrightCube and Holder.

         13.2 Notice. Any notice, demand or request required or permitted to be
              ------
given under this Agreement will be in writing and will be deemed sufficient when delivered personally or sent by telegram or forty-eight (48) hours after being deposited in the U.S. mail, as certified or registered mail, or with a commercial courier service, with postage prepaid, and addressed, if to BrightCube, at its principal place of business, attention the President, and if to Holder, at Holder's address as shown on the stock records of BrightCube.

         13.3 Further Assurances. Both parties agree to execute any additional
              ------------------
documents and take any further actions necessary to carry out the purposes of this Agreement.

         13.4 Severability. If any provision of this Agreement is held by any
              ------------
court of competent jurisdiction to be illegal, unenforceable or void, such provision will be enforced to the greatest extent possible and all other provisions of this Agreement will continue in full force and effect.

                                       3

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         13.5  Governing Law. This Agreement will be interpreted and enforced in
               -------------
accordance with Nevada law.

         13.6  Survival. The representations and warranties of the parties
               --------
hereto set forth in this Agreement shall survive the closing and consummation of the transactions contemplated hereby for a period of six (6) years from the date hereof.

         13.7  Entire Agreement; Successors and Assigns. This Agreement and the
               ----------------------------------------
documents and instruments attached hereto constitute the entire agreement between Holder and BrightCube relative to the subject matter hereof other than the Prior Agreements. Any previous agreements, other than the Prior Agreements, between the parties are superseded by this Agreement. Subject to any exceptions specifically set forth in this Agreement, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective executors, administrators, heirs, successors and assigns of the parties.

         13.8  Counterparts. This Agreement may be executed in two or more
               ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         13.9  Headings. The headings of the Sections of this Agreement are for
               --------
convenience and shall not by themselves determine the interpretation of this Agreement.

         13.10 Attorney Fees. If any action is brought to interpret or enforce
               -------------
the terms of this Agreement, the prevailing party in such action shall be entitled to recover its attorneys fees and costs incurred in connection with such action.

     IN WITNESS WHEREOF, BrightCube has caused this Agreement to be signed and delivered by their duly authorized officers as of February 18, 2002 (the "Effective Date").

                                   BRIGHTCUBE, INC.

                                   By:
                                       -----------------------------------------

                                   Its: Chief Financial Officer

                                       4

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                                    EXHIBIT A

                                     WARRANT

                               NOTICE OF EXERCISE

To:      BrightCube, Inc.


     (1) Holder hereby elects to purchase ___________ shares of Common Stock of BrightCube pursuant to the terms of this Warrant, and tenders herewith payment of the purchase price of such shares in full.

     (2) Please issue a certificate or certificates representing said shares in the name of Holder.


HOLDER:                                 Intellect Capital Group, LLC

                                         By:
                                             -----------------------------------

                                         Its:
                                              ----------------------------------